UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

ConocoPhillips (the “Company”) held its annual meeting of stockholders on May 12, 2026. As of the record date for the annual meeting, there were a total of 1,218,853,041 shares outstanding and entitled to vote. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

ELECTION OF DIRECTORS

All 13 nominated directors were elected to serve a one-year term.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Dennis V. Arriola	972,950,789	11,794,507	1,001,859	108,890,490
Nelda J. Connors	964,512,800	20,087,280	1,147,075	108,890,490
Gay Huey Evans	965,672,431	19,072,057	1,002,667	108,890,490
Jeffrey A. Joerres	963,928,685	20,811,920	1,006,550	108,890,490
Ryan M. Lance	953,619,854	31,168,419	958,882	108,890,490
Timothy A. Leach	965,321,999	19,236,835	1,188,321	108,890,490
Kathleen A. McGinty	972,741,086	11,985,168	1,020,901	108,890,490
William H. McRaven	972,768,334	12,017,091	11,985,168	108,890,490
Sharmila Mulligan	967,648,764	17,114,657	983,734	108,890,490
Arjun N. Murti	964,115,023	20,674,018	958,114	108,890,490
Robert A. Niblock	946,104,070	38,625,960	1,017,125	108,890,490
David T. Seaton	951,730,558	33,034,256	982,341	108,890,490
R.A. Walker	969,745,327	15,001,919	999,909	108,890,490

RATIFICATION OF AUDITORS

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2026 was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions
Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	1,055,769,841	37,870,484	997,320

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

The advisory vote on the compensation of our Named Executive Officers was approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Advisory Vote on the Compensation of our Named Executive Officers	943,706,422	39,445,969	2,594,764	108,890,490

STOCKHOLDER PROPOSAL – INDEPENDENT BOARD CHAIRMAN

A stockholder proposal for the Company to require that two separate people hold the office of the Chairman and the office of the Chief Executive Officer was not approved.

	Number of Shares
	Voted For	Voted Against	Abstentions	Broker Non-Votes
Stockholder Proposal – Independent Board Chairman	274,246,111	705,606,221	5,894,823	108,890,490

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
May 14, 2026	Kelly B. Rose
Senior Vice President, Legal,
General Counsel and Corporate Secretary